361 GLOBAL MANAGED FUTURES STRATEGY FUND
Investor Class

(Ticker Symbol: AGFQX)

Class I Shares

(Ticker Symbol: AGFZX)

A series of Investment Managers Series Trust

Supplement dated September 28, 2018, to the

Summary Prospectus dated March 5, 2018, as supplemented.

Effective October 1, 2018 (the “Effective Date”), Clifford Stanton will no longer serve as a portfolio manager to the 361 Global Managed Futures Strategy Fund (the “Fund”). Accordingly, as of the Effective Date, all references in the Summary Prospectus to Mr. Stanton are hereby deleted in their entirety. Blaine Rollins, Aditya Bhave, Jason Leupold and John Riddle will continue to serve as portfolio managers of the Fund.

Please file this Supplement with your records.